ENTRAVISION COMMUNICATIONS CORPORATION REPORTS
SECOND QUARTER 2009 RESULTS

SANTA MONICA, CALIFORNIA, August 5, 2009 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and six-month periods ended June 30, 2009.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data).  The results of our outdoor operations are presented in discontinued operations within the statements of operations in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This press release contains certain non-GAAP financial measures as defined by SEC Regulation G.  The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7.  Unaudited financial highlights are as follows:

	Three-Month Period			Six-Month Period
	Ended June 30,			Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Net revenue	$48,696	$62,932	(23)%	$90,411	$118,585	(24)%
Operating expenses (1)	29,646	36,898	(20)%	61,459	72,307	(15)%
Corporate expenses (2)	3,378	4,477	(25)%	7,251	8,931	(19)%

Consolidated adjusted EBITDA (3)	16,323	22,371	(27)%	23,039	39,034	(41)%

Free cash flow (4)	$5,217	$9,871	(47)%	$4,118	$14,289	(71)%
Free cash flow per share, basic and diluted (4)	$0.06	$0.11	(45)%	$0.05	$0.15	(67)%

Net income (loss) from continuing operations	$(1,827)	$11,661	NM	$(16,321)	$4,611	NM
Net income (loss) applicable to common stockholders	$(1,827)	$10,742	NM	$(16,321)	$3,038	NM

Net income (loss) per share from continuing operations
applicable to common stockholders, basic and diluted	$(0.02)	$0.13	NM	$(0.19)	$0.05	NM
Net income (loss) per share applicable
to common stockholders, basic and diluted	$(0.02)	$0.12	NM	$(0.19)	$0.03	NM

Weighted average common shares outstanding, basic	84,187,128	91,573,187		84,235,509	93,495,230
Weighted average common shares outstanding, diluted	84,187,128	91,835,027		84,235,509	93,811,980

(1)
Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.4 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended June 30, 2009 and 2008, respectively and $0.7 million and $0.7 million of non-cash stock-based compensation for the six-month periods ended June 30, 2009 and 2008, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and loss on debt extinguishment.

(2)
Corporate expenses include $0.4 million and $0.5 million of non-cash stock-based compensation for the three-month periods ended June 30, 2009 and 2008, respectively and $0.8 million and $0.9 million of non-cash stock-based compensation for the six-month periods ended June 30, 2009 and 2008, respectively.

(3)
Consolidated adjusted EBITDA means net income (loss) plus loss (gain) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses,  net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our syndicated bank credit facility and does not include non-cash stock-based compensation, loss (gain) on sale of assets, depreciation and amortization, non-cash impairment charge, net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income.  As consolidated adjusted EBITDA excludes non-cash (gain) loss on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, loss on debt extinguishment, loss from discontinued operations, income tax expense (benefit), equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business.  Consolidated adjusted EBITDA is also used to make executive compensation decisions.

(4)
Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less interest income less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “Our second quarter financial results reflect the continuing recession and the challenging advertising environment.  We are continuing to aggressively manage our costs to maximize our cash flows.  Our television and radio operations continue to deliver solid ratings in the nation’s most densely-populated Hispanic markets.  We believe we are well positioned to benefit when the economy recovers, given the strength of our brands and our ability to deliver the valuable Hispanic audience to advertisers.”

The Company also announced that it repurchased from Univision Communications, Inc. 0.9 million shares of Entravision Class A common stock for approximately $0.5 million in the second quarter of 2009.

Financial Results

Three Months Ended June 30, 2009 Compared to Three Months Ended June 30, 2008 (Unaudited)

	Three-Month Period
	Ended June 30,
	2009	2008	% Change
Net revenue	$48,696	$62,932	(23)%
Operating expenses (1)	29,646	36,898	(20)%
Corporate expenses (1)	3,378	4,477	(25)%
Depreciation and amortization	5,191	5,642	(8)%
Impairment charge	2,720	-	NM

Operating income	7,761	15,915	(51)%
Interest expense, net	(8,404)	3,458	NM

Income (loss) before income taxes	(643)	19,373	NM

Income tax expense	(1,099)	(7,674)	(86)%
Net income (loss) before equity in net loss of
nonconsolidated affiliates and discontinued operations	(1,742)	11,699	NM
Equity in net loss of nonconsolidated affiliates, net of tax	(85)	(38)	124%

Income (loss) from continuing operations	(1,827)	11,661	NM
Loss from discontinued operations, net of tax	-	(919)	NM

Net income (loss)	$(1,827)	$10,742	NM

(1)  Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $48.7 million for the three-month period ended June 30, 2009 from $62.9 million for the three-month period ended June 30, 2008, a decrease of $14.2 million. Of the overall decrease, $7.2 million came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy, partially offset by the increase in retransmission consent revenue of $2.9 million. Additionally, $7.0 million of the overall decrease was from our radio segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy.

Operating expenses decreased to $29.6 million for the three-month period ended June 30, 2009 from $36.9 million for the three-month period ended June 30, 2008, a decrease of $7.3 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

Entravision Communications

Corporate expenses decreased to $3.4 million for the three-month period ended June 30, 2009 from $4.5 million for the three-month period ended June 30, 2008, a decrease of $1.1 million. The decrease was primarily attributable to the elimination of bonuses paid to executive officers and a decrease in salary expense due to salary reductions.

Six Months Ended June 30, 2009 Compared to Six Months Ended June 30, 2008
(Unaudited)

	Six-Month Period
	Ended June 30,
	2009	2008	% Change
Net revenue	$90,411	$118,585	(24)%
Operating expenses (1)	61,459	72,307	(15)%
Corporate expenses (1)	7,251	8,931	(19)%
Depreciation and amortization	10,621	11,187	(5)%
Impairment charge	2,720	-	NM

Operating income	8,360	26,160	(68)%
Interest expense, net	(13,217)	(18,706)	(29)%
Loss on debt extinguishment	(4,716)	-	NM

Income (loss) before income taxes	(9,573)	7,454	NM

Income tax expense	(6,509)	(2,679)	143%
Net income (loss) before equity in net loss of
nonconsolidated affiliates and discontinued operations	(16,082)	4,775	NM
Equity in net loss of nonconsolidated affiliates, net of tax	(239)	(164)	46%

Income (loss) from continuing operations	(16,321)	4,611	NM
Loss from discontinued operations, net of tax	-	(1,573)	NM

Net income (loss)	$(16,321)	$3,038	NM

Net revenue decreased to $90.4 million for the six-month period ended June 30, 2009 from $118.6 million for the six-month period ended June 30, 2008, a decrease of $28.2 million. Of the overall decrease, $15.0 million came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the continuing weak economy, partially offset by the increase in retransmission consent revenue of $4.8 million. Additionally, $13.2 million of the overall decrease was from our radio segment and was primarily attributable to a decrease in local and national advertising sales and advertising rates, which in turn was primarily due to the continuing weak economy.

Operating expenses decreased to $61.5 million for the six-month period ended June 30, 2009 from $72.3 million for the six-month period ended June 30, 2008, a decrease of $10.8 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

Corporate expenses decreased to $7.3 million for the six-month period ended June 30, 2009 from $8.9 million for the six-month period ended June 30, 2008, a decrease of $1.6 million. The decrease was primarily attributable to the elimination of bonuses paid to executive officers, a decrease in salary expense due to salary reductions and a decrease in employee benefits.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period
	Ended June 30,
	2009	2008	% Change
Net Revenue
Television	$31,746	$38,944	(18)%
Radio	16,950	23,988	(29)%
Total	$48,696	$62,932	(23)%

Operating Expenses (1)
Television	$18,107	$21,712	(17)%
Radio	11,539	15,186	(24)%
Total	$29,646	$36,898	(20)%

Corporate Expenses (1)	$3,378	$4,477	(25)%

Consolidated adjusted EBITDA (1)	$16,323	$22,371	(27)%

(1) Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2009 second quarter results on August 5, 2009 at 5 p.m. Eastern Time.  To access the conference call, please dial 412-858-4600 ten minutes prior to the start time.  The call will be webcast live and archived for replay at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television and radio operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico.  Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets.  The Company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations.  Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements.  These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #
(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Christian Nery
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

Net revenue (including related parties of $0, $32, $0 and $182)	$48,696	$62,932	$90,411	$118,585

Expenses:
Direct operating expenses (including related parties of
$2,004, $3,079, $3,731 and $5,572) (including non-cash stock-based
compensation of $164, $165, $330 and $289)	20,799	25,942	42,660	50,676
Selling, general and administrative expenses (including non-cash
stock-based compensation of $207, $207, $414 and $362)	8,847	10,956	18,799	21,631
Corporate expenses (including non-cash stock-based compensation
of $353, $468, $759 and $903)	3,378	4,477	7,251	8,931
Depreciation and amortization (includes direct
operating of $3,843, $4,382, $7,918 and $8,726;
selling, general and administrative of $1,068, $983, $2,089 and $1,985;
and corporate of $280, $277, $614 and $476) (including related
parties of $580, $580, $1,160 and $1,160)	5,191	5,642	10,621	11,187
Impairment charge	2,720	-	2,720	-
	40,935	47,017	82,051	92,425
Operating income	7,761	15,915	8,360	26,160
Interest expense (including related parties of $29, $54, $60 and $112)	(8,474)	3,172	(13,535)	(19,423)
Interest income	70	286	318	717
Loss on debt extinguishment	-	-	(4,716)	-
Income (loss) before income taxes	(643)	19,373	(9,573)	7,454
Income tax expense	(1,099)	(7,674)	(6,509)	(2,679)
Income (loss) before equity in net loss of
nonconsolidated affiliate and discontinued operations	(1,742)	11,699	(16,082)	4,775
Equity in net loss of nonconsolidated affiliate, net of tax	(85)	(38)	(239)	(164)
Income (loss) from continuing operations	(1,827)	11,661	(16,321)	4,611
Loss from discontinued operations,
net of tax (expense) benefit of $0, ($369), $0 and $604	-	(919)	-	(1,573)
Net income (loss) applicable to common stockholders	$(1,827)	$10,742	$(16,321)	$3,038

Basic and diluted earnings per share:
Net income (loss) per share from continuing operations applicable to
common stockholders, basic and diluted	$(0.02)	$0.13	$(0.19)	$0.05
Net loss per share from discontinued operations, basic and diluted	$-	$(0.01)	$-	$(0.02)
Net income (loss) per share applicable to common stockholders,
basic and diluted	$(0.02)	$0.12	$(0.19)	$0.03

Weighted average common shares outstanding, basic	84,187,128	91,573,187	84,235,509	93,495,230
Weighted average common shares outstanding, diluted	84,187,128	91,835,027	84,235,509	93,811,980

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

Cash flows from operating activities:
Net income (loss)	$(1,827)	$10,742	$(16,321)	$3,038
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	5,191	5,642	10,621	11,187
Impairment charge	2,720	-	2,720	-
Deferred income taxes	486	6,877	5,986	1,660
Amortization of debt issue costs	105	101	194	202
Amortization of syndication contracts	627	689	1,248	1,555
Payments on syndication contracts	(700)	(715)	(1,413)	(1,422)
Equity in net loss of nonconsolidated affiliate	85	38	239	164
Non-cash stock-based compensation	724	840	1,503	1,554
Gain on sale of media properties and other assets	(2)	-	(102)	-
Non-cash expenses related to debt extinguishment	-	-	945	-
Change in fair value of interest rate swap agreements	(855)	(10,832)	(2,536)	3,211
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(5,591)	(6,317)	(1,272)	158
Decrease in prepaid expenses and other assets	51	733	189	78
Increase (decrease) in accounts payable, accrued expenses and other liabilities	2,905	(659)	2,102	(1,760)
Effect of discontinued operations	-	(1,569)	-	(2,230)
Net cash provided by operating activities	3,919	5,570	4,103	17,395
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	14	101,407	114	101,498
Purchases of property and equipment and intangibles	(1,339)	(4,404)	(6,618)	(8,408)
Purchase of a business	-	-	-	(22,885)
Effect of discontinued operations	-	(64)	-	(194)
Net cash provided by (used in) investing activities	(1,325)	96,939	(6,504)	70,011
Cash flows from financing activities:
Proceeds from issuance of common stock	-	-	202	486
Payments on long-term debt	-	(1,007)	(41,000)	(11,034)
Repurchase of Class U common stock	-	-	-	(10,380)
Repurchase of Class A common stock	(532)	(13,793)	(1,075)	(36,293)
Excess tax benefits from exercise of stock options	-	(25)	-	(25)
Payments of deferred debt and offering costs	-	-	(1,182)	-
Net cash used in financing activities	(532)	(14,825)	(43,055)	(57,246)
Net increase (decrease) in cash and cash equivalents	2,062	87,684	(45,456)	30,160
Cash and cash equivalents:
Beginning	16,776	29,421	64,294	86,945
Ending	$18,838	$117,105	$18,838	$117,105

Entravision Communications

Entravision Communications Corporation
Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities
 (Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

Consolidated adjusted EBITDA (1)	$16,323	$22,371	$23,039	$39,034

Interest expense	(8,474)	3,172	(13,535)	(19,423)
Interest income	70	286	318	717
Loss on debt extinguishment	-	-	(4,716)	-
Income tax expense	(1,099)	(7,674)	(6,509)	(2,679)
Amortization of syndication contracts	(627)	(689)	(1,248)	(1,555)
Payments on syndication contracts	700	715	1,413	1,422
Non-cash stock-based compensation included in direct operating
expenses	(164)	(165)	(330)	(289)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(207)	(207)	(414)	(362)
Non-cash stock-based compensation included in corporate expenses	(353)	(468)	(759)	(903)
Depreciation and amortization	(5,191)	(5,642)	(10,621)	(11,187)
Impairment charge	(2,720)	-	(2,720)	-
Equity in net loss of nonconsolidated affiliates	(85)	(38)	(239)	(164)
Loss from discontinued operations	-	(919)	-	(1,573)
Net income (loss)	(1,827)	10,742	(16,321)	3,038

Depreciation and amortization	5,191	5,642	10,621	11,187
Impairment charge	2,720	-	2,720	-
Deferred income taxes	486	6,877	5,986	1,660
Amortization of debt issue costs	105	101	194	202
Amortization of syndication contracts	627	689	1,248	1,555
Payments on syndication contracts	(700)	(715)	(1,413)	(1,422)
Equity in net loss of nonconsolidated affiliate	85	38	239	164
Non-cash stock-based compensation	724	840	1,503	1,554
Gain on sale of media properties and other assets	(2)	-	(102)	-
Non-cash expenses related to debt extinguishment	-	-	945	-
Change in fair value of interest rate swap agreements	(855)	(10,832)	(2,536)	3,211
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(5,591)	(6,317)	(1,272)	158
Decrease in prepaid expenses and other assets	51	733	189	78
Increase (decrease) in accounts payable, accrued expenses and other liabilities	2,905	(659)	2,102	(1,760)
Effect of discontinued operations	-	(1,569)	-	(2,230)
Cash flows from operating activities	$3,919	$5,570	$4,103	$17,395
 (1) Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation
Reconciliation of Free Cash Flow to Net Income (Loss)
(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Consolidated adjusted EBITDA (1)	$16,323	$22,371	$23,039	$39,034
Net interest expense (1)	9,154	7,274	15,559	15,293
Cash paid for income taxes	613	822	523	1,044
Capital expenditures (2)	1,339	4,404	2,839	8,408
Free cash flow (1)	5,217	9,871	4,118	14,289

Capital expenditures (2)	1,339	4,404	2,839	8,408
Non-cash interest expense relating to amortization of debt
finance costs and interest rate swap agreements	750	10,732	2,342	(3,413)
Loss on debt extinguishment	-	-	(4,716)	-
Non-cash income tax expense	(486)	(6,852)	(5,986)	(1,635)
Amortization of syndication contracts	(627)	(689)	(1,248)	(1,555)
Payments on syndication contracts	700	715	1,413	1,422
Non-cash stock-based compensation included in direct operating
expenses	(164)	(165)	(330)	(289)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(207)	(207)	(414)	(362)
Non-cash stock-based compensation included in corporate expenses	(353)	(468)	(759)	(903)
Depreciation and amortization	(5,191)	(5,642)	(10,621)	(11,187)
Impairment charge	(2,720)	-	(2,720)	-
Equity in net loss of nonconsolidated affiliates	(85)	(38)	(239)	(164)
Loss from discontinued operations	-	(919)	-	(1,573)
Net income (loss)	$(1,827)	$10,742	$(16,321)	$3,038
(1)  Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)  Capital expenditures is not part of the consolidated statement of operations.